Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Second Quarter Revenue of $541.9 Million

AUSTIN, Texas – November 4, 2024 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the second quarter of fiscal year 2025, which ended September 28, 2024, as well as the company’s current business outlook.
“Cirrus Logic reported record revenue and earnings per share for the September quarter. Revenue was near the top end of our guidance range due to strong demand for products shipping into smartphones,” said John Forsyth, Cirrus Logic president and chief executive officer. “In addition to our outstanding financial results, during the quarter, we started shipping our next-generation custom boosted amplifier and first 22-nanometer smart codec in recently launched smartphones. We also made excellent progress in the laptop market as we secured our first high-volume mainstream design win with our latest PC codec and began shipping our first power product in multiple tier-one customers’ devices. With an extensive product portfolio and a compelling roadmap of future products, we believe Cirrus Logic is well-positioned to capitalize on the many opportunities ahead of us to further broaden our technology and market reach.”

Reported Financial Results – Second Quarter FY25
•Revenue of $541.9 million;
•GAAP and non-GAAP gross margin of 52.2 percent;
•GAAP operating expenses of $150.7 million and non-GAAP operating expenses of $126.8 million; and
•GAAP earnings per share of $1.83 and non-GAAP earnings per share of $2.25.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Third Quarter FY25
•Revenue is expected to range between $480 million and $540 million;
•GAAP gross margin is forecasted to be between 51 percent and 53 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $148 million and $154 million, including approximately $22 million in stock-based compensation expense and $2 million in amortization of acquired intangibles, resulting in a non-GAAP operating expense range between $124 million and $130 million.

Cirrus Logic will host a live Q&A session at 5 p.m. EST today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (609) 800-9909 or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statement about our belief that we are well-positioned to capitalize on the many opportunities ahead of us; and our estimates for the third quarter fiscal year 2025 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock-based compensation expense, and amortization of acquired intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the third quarter of fiscal year 2025, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 30, 2024 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Six Months Ended
	Sep. 28,	Jun. 29,	Sep. 23,	Sep. 28,	Sep. 23,
	2024	2024	2023	2024	2023
	Q2'25	Q1'25	Q2'24	Q2'25	Q2'24
Audio	$316,588	$218,970	$282,855	$535,558	$478,661
High-Performance Mixed-Signal	225,269	155,056	198,208	380,325	319,418
Net sales	541,857	374,026	481,063	915,883	798,079
Cost of sales	259,267	185,101	234,467	444,368	392,096
Gross profit	282,590	188,925	246,596	471,515	405,983
Gross margin	52.2%	50.5%	51.3%	51.5%	50.9%

Research and development	112,925	105,363	104,205	218,288	210,420
Selling, general and administrative	37,813	36,770	34,323	74,583	69,702
Restructuring costs	—	—	2,319	—	2,319
Total operating expenses	150,738	142,133	140,847	292,871	282,441

Income from operations	131,852	46,792	105,749	178,644	123,542

Interest income	8,134	8,202	3,729	16,336	8,329
Other income (expense)	19	1,609	(70)	1,628	307
Income before income taxes	140,005	56,603	109,408	196,608	132,178
Provision for income taxes	37,865	14,508	34,001	52,373	41,171
Net income	$102,140	$42,095	$75,407	$144,235	$91,007

Basic earnings per share	$1.92	$0.79	$1.38	$2.70	$1.66
Diluted earnings per share:	$1.83	$0.76	$1.34	$2.59	$1.61

Weighted average number of shares:
Basic	53,275	53,433	54,503	53,354	54,683
Diluted	55,800	55,665	56,278	55,753	56,453

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Six Months Ended
	Sep. 28,	Jun. 29,	Sep. 23,	Sep. 28,	Sep. 23,
	2024	2024	2023	2024	2023
Net Income Reconciliation	Q2'25	Q1'25	Q2'24	Q2'25	Q2'24
GAAP Net Income	$102,140	$42,095	$75,407	$144,235	$91,007
Amortization of acquisition intangibles	1,864	1,972	2,170	3,836	4,340
Stock-based compensation expense	22,447	21,385	21,331	43,832	44,046
Lease impairment	—	1,019	—	1,019	—
Restructuring costs	—	—	2,319	—	2,319
Acquisition-related costs	—	—	939	—	4,105
Adjustment to income taxes	(1,162)	(4,105)	(604)	(5,267)	(6,232)
Non-GAAP Net Income	$125,289	$62,366	$101,562	$187,655	$139,585

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$1.83	$0.76	$1.34	$2.59	$1.61
Effect of Amortization of acquisition intangibles	0.04	0.03	0.04	0.07	0.08
Effect of Stock-based compensation expense	0.40	0.38	0.38	0.79	0.78
Effect of Lease impairment	—	0.02	—	0.02	—
Effect of Restructuring costs	—	—	0.04	—	0.04
Effect of Acquisition-related costs	—	—	0.01	—	0.07
Effect of Adjustment to income taxes	(0.02)	(0.07)	(0.01)	(0.10)	(0.11)
Non-GAAP Diluted earnings per share	$2.25	$1.12	$1.80	$3.37	$2.47

Operating Income Reconciliation
GAAP Operating Income	$131,852	$46,792	$105,749	$178,644	$123,542
GAAP Operating Profit	24.3%	12.5%	22.0%	19.5%	15.5%
Amortization of acquisition intangibles	1,864	1,972	2,170	3,836	4,340
Stock-based compensation expense - COGS	355	266	361	621	646
Stock-based compensation expense - R&D	15,844	15,763	15,472	31,607	31,424
Stock-based compensation expense - SG&A	6,248	5,356	5,498	11,604	11,976
Lease impairment	—	1,019	—	1,019	—
Restructuring costs	—	—	2,319	—	2,319
Acquisition-related costs	—	—	939	—	4,105
Non-GAAP Operating Income	$156,163	$71,168	$132,508	$227,331	$178,352
Non-GAAP Operating Profit	28.8%	19.0%	27.5%	24.8%	22.3%

Operating Expense Reconciliation
GAAP Operating Expenses	$150,738	$142,133	$140,847	$292,871	$282,441
Amortization of acquisition intangibles	(1,864)	(1,972)	(2,170)	(3,836)	(4,340)
Stock-based compensation expense - R&D	(15,844)	(15,763)	(15,472)	(31,607)	(31,424)
Stock-based compensation expense - SG&A	(6,248)	(5,356)	(5,498)	(11,604)	(11,976)
Lease impairment	—	1,019	—	1,019	—
Restructuring costs	—	—	(2,319)	—	(2,319)
Acquisition-related costs	—	—	(939)	—	(4,105)
Non-GAAP Operating Expenses	$126,782	$118,023	$114,449	$244,805	$228,277

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$282,590	$188,925	$246,596	$471,515	$405,983
GAAP Gross Margin	52.2%	50.5%	51.3%	51.5%	50.9%
Stock-based compensation expense - COGS	355	266	361	621	646
Non-GAAP Gross Profit	$282,945	$189,191	$246,957	$472,136	$406,629
Non-GAAP Gross Margin	52.2%	50.6%	51.3%	51.5%	51.0%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended			Six Months Ended
	Sep. 28,	Jun. 29,	Sep. 23,	Sep. 28,	Sep. 23,
	2024	2024	2023	2024	2023
Effective Tax Rate Reconciliation	Q2'25	Q1'25	Q2'24	Q2'25	Q2'24
GAAP Tax Expense	$37,865	$14,508	$34,001	$52,373	$41,171
GAAP Effective Tax Rate	27.0%	25.6%	31.1%	26.6%	31.1%
Adjustments to income taxes	1,162	4,105	604	5,267	6,232
Non-GAAP Tax Expense	$39,027	$18,613	$34,605	$57,640	$47,403
Non-GAAP Effective Tax Rate	23.8%	23.0%	25.4%	23.5%	25.4%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.68	$0.26	$0.60	$0.94	$0.73
Adjustments to income taxes	0.02	0.07	0.01	0.10	0.11
Non-GAAP Tax Expense	$0.70	$0.33	$0.61	$1.04	$0.84

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Sep. 28,	Mar. 30,	Sep. 23,
	2024	2024	2023
ASSETS
Current assets
Cash and cash equivalents	$445,759	$502,764	$277,805
Marketable securities	32,499	23,778	34,636
Accounts receivable, net	324,098	162,478	271,894
Inventories	271,765	227,248	328,930
Prepaid wafers	71,740	86,679	79,468
Other current assets	79,044	103,245	104,138
Total current Assets	1,224,905	1,106,192	1,096,871

Long-term marketable securities	228,302	173,374	40,042
Right-of-use lease assets	133,316	138,288	144,104
Property and equipment, net	168,265	170,175	171,047
Intangibles, net	25,700	29,578	33,801
Goodwill	435,936	435,936	435,936
Deferred tax asset	48,619	48,649	44,126
Long-term prepaid wafers	37,804	60,750	94,474
Other assets	53,292	68,634	44,052
Total assets	$2,356,139	$2,231,576	$2,104,453

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$91,899	$55,545	$87,340
Accrued salaries and benefits	51,861	47,612	46,504
Lease liability	22,800	20,640	19,859
Other accrued liabilities	62,716	62,596	47,487
Total current liabilities	229,276	186,393	201,190

Non-current lease liability	129,806	134,576	136,042
Non-current income taxes	42,683	52,013	51,589
Other long-term liabilities	26,247	41,580	7,277
Total long-term liabilities	198,736	228,169	194,908

Stockholders' equity:
Capital stock	1,819,589	1,760,701	1,712,710
Accumulated earnings (deficit)	107,233	58,916	(1,213)
Accumulated other comprehensive income (loss)	1,305	(2,603)	(3,142)
Total stockholders' equity	1,928,127	1,817,014	1,708,355
Total liabilities and stockholders' equity	$2,356,139	$2,231,576	$2,104,453

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Sep. 28,	Sep. 23,
	2024	2023
	Q2'25	Q2'24
Cash flows from operating activities:
Net income	$102,140	$75,407
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	12,618	11,610
Stock-based compensation expense	22,447	21,331
Deferred income taxes	4,984	810
Loss on retirement or write-off of long-lived assets	12	58
Other non-cash charges	87	274
Restructuring costs	—	2,319
Net change in operating assets and liabilities:
Accounts receivable, net	(134,019)	(86,046)
Inventories	(39,199)	(27,974)
Prepaid wafers	25,531	21,058
Other assets	(341)	(14,392)
Accounts payable and other accrued liabilities	27,268	10,200
Income taxes payable	(13,297)	(12,859)
Acquisition-related liabilities	—	(24,527)
Net cash provided by (used in) operating activities	8,231	(22,731)
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	835	7,194
Purchases of available-for-sale marketable securities	(3,577)	(7,819)
Purchases of property, equipment and software	(2,670)	(8,470)
Investments in technology	(70)	(57)
Net cash used in investing activities	(5,482)	(9,152)
Cash flows from financing activities:
Net proceeds from the issuance of common stock	4,859	—
Repurchase of stock to satisfy employee tax withholding obligations	(3,207)	(2,082)
Repurchase and retirement of common stock	(49,993)	(40,576)
Net cash used in financing activities	(48,341)	(42,658)
Net decrease in cash and cash equivalents	(45,592)	(74,541)
Cash and cash equivalents at beginning of period	491,351	352,346
Cash and cash equivalents at end of period	$445,759	$277,805

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Sep. 28,	Sep. 28,	Jun. 29,	Mar. 30,	Dec. 30,
	2024	2024	2024	2024	2023
	Q2'25	Q2'25	Q1'25	Q4'24	Q3'24

Net cash provided by operating activities (GAAP)	$579,610	$8,231	$87,161	$170,526	$313,692
Capital expenditures	(30,393)	(2,740)	(10,145)	(7,695)	(9,813)
Free Cash Flow (Non-GAAP)	$549,217	$5,491	$77,016	$162,831	$303,879

Cash Flow from Operations as a Percentage of Revenue (GAAP)	30%	2%	23%	46%	51%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	1%	3%	2%	2%
Free Cash Flow Margin (Non-GAAP)	29%	1%	21%	44%	49%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q3 FY25
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$148 - 154
Stock-based compensation expense	(22)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$124 - 130